UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 5, 2014

Date of report (Date of earliest event reported)

Great Lakes Aviation, Ltd.

(Exact name of registrant as specified in its charter)

Iowa	0-23224	42-1135319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1022 Airport Parkway

Cheyenne, WY 82001

(Address of principal executive offices, including zip code)

(307)432-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On November 5, 2014, Great Lakes Aviation, Ltd. (the “Company”) entered into the First Amendment to Fifth Amendment and Third Forbearance to Credit Agreement (the “Amendment”) with certain lenders and their agents Crystal Financial LLC and GB Merchant Partners, LLC (the “Lenders”).

As of November 5, 2014, the Company was in breach of or expected to be in breach of three financial covenants under its Credit Agreement dated as of November 16, 2011 (the “Credit Agreement”). Pursuant to the Fifth Amendment and Third Forbearance to Credit Agreement (the “Forbearance Agreement”), which was announced on a Form 8-K filed on September 29, 2014, the Lenders agreed to temporarily forbear from exercising their rights and remedies under the Credit Agreement until the earliest of (i) December 1, 2014 and (ii) the date on which Great Lakes commits additional breaches of the Credit Agreement, as amended (the “Forbearance Termination Date”).

Pursuant to the Amendment, the Lenders have eliminated a covenant that required the Company to execute a commitment no later than October 31, 2014 with a financing source that would provide for the repayment of all obligations under the Credit Agreement no later than December 1, 2014. This covenant was replaced by a covenant whereby the Company now has until November 11, 2014 to provide evidence to the Lenders that a financing source acceptable to the Lenders has received internal credit approval for a transaction acceptable to the Lenders.

The description of the terms of the Amendment as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, including exhibits, a true and correct copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and the Company’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Company’s expressed expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Fifth Amendment and Third Forbearance to Credit Agreement dated as of November 5, 2014, by and among Great Lakes Aviation, Ltd., certain lenders and their agents Crystal Financial LLC and GB Merchant Partners, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Aviation, Ltd.

Date: November 6, 2014	By:	/s/ Michael O. Matthews
Michael O. Matthews
Chief Financial Officer

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